                                                                    Exhibit 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT

      Pursuant to 18 U.S.C. 1350, the undersigned, Charles E. Johnson, the chief executive officer of PROLIANCE INTERNATIONAL, INC. (the "issuer"), does hereby certify that the report on Form 10-Q accompanying this certification (the
"report") fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ Charles E. Johnson
----------------------
Charles E. Johnson
President and Chief Executive Officer
(chief executive officer)
PROLIANCE INTERNATIONAL, INC.
August 14, 2006